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                                                                     Rule 497(e)
                                                        Registration No. 2-39334
                                                               File No. 811-2224



                          MML SERIES INVESTMENT FUND
                     Supplement dated June 11, 1999 to the
             Statement of Additional Information dated May 3, 1999


The Statement of Additional Information is changed as follows:

In Section IV. INVESTMENT MANAGEMENT AND OTHER SERVICES on page B-46, the last two sentences on that page are revised to read as follows:


     For the Management Agreement relating to MML Growth Equity, MassMutual is paid a quarterly fee at the annual rate of .80% on the first $300 million of the average daily net asset value of the Fund, .77% on the next $300 million, .75% on the next $300 million, .72% on the next $600 million, and .65% on assets over $1.5 billion. For the Management Agreement relating to MML Small Cap Growth Equity, MassMutual is paid a quarterly fee at the annual rate of 1.075% on the first $200 million of the average daily net asset value of the Fund, 1.050% on the next $200 million, 1.025% on the next $600 million, and 1.000% on assets over $1 billion.

In Section IV. INVESTMENT MANAGEMENT AND OTHER SERVICES on page B-49, the first sentence of the second paragraph under the heading Massachusetts Financial Services Company is revised to read as follows:

     MassMutual pays MFS a monthly fee equal to an annual rate of .40% on the first $300 million of aggregate net assets under management, .37% on the next $300 million, .35% on the next $300 million, .32% on the next $600 million and .25% on assets over $1.5 billion.


June 11, 1999